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                                                                  EXHIBIT 10.58
                             SIXTH AMENDMENT TO THE
                            READ-RITE EMPLOYEE 401(K)
                             RETIREMENT SAVINGS PLAN

The Read-Rite Employee 401(k) Retirement Savings Plan (the "Plan") is amended, effective as of July 1, 1997, as follows:

     1. Section 5.6 of the Plan shall be amended in its entirety as follows:

          "5.6 Forfeitures.

               (a) If a Participant's Employer Matching Contribution Account (Phase Vesting) is not 100% vested on the date the Participant terminates employment, the portion of such subaccount which is not vested shall be provisionally forfeited as of the employment termination date.

               (b) Notwithstanding any provision in the Plan to the contrary, if the Participant is re-employed before he or she has five (5) consecutive One Year Breaks in Service, the number of shares and amount of cash equal to the amount of the Participant's provisional forfeiture (unadjusted for income or loss) shall be restored to his or her Employer contributions, in that order, but only if the Participants repays to the Plan the amount previously distributed to the Participant with respect to the Participant's Employee Matching Contribution Account (Phased Vesting) within five (5) years from the date of the Participant's re-employment date. Such a repayment by the Participant shall be allocated to the Participant's Employer Matching Contribution Account (Phase Vesting) and such repayment shall be fully vested and nonforfeitable.

               (c) If the Plan is terminated, all rights to forfeiture restoration shall lapse as to persons who have not resumed employment before the Plan's termination.

               (d) Provisional forfeitures shall be applied against the Empire's Matching Contribution obligation."

         IN WITNESS WHEREOF the Plan Administrative Committee hereby adopts the Sixth Amendment to the Plan of this 27 day of June, 1997.

                             PLAN ADMINISTRATIVE COMMITTEE FOR
                             THE READ-RITE EMPLOYEE 401(k)
                             RETIRMENT SAVINGS PLAN




                             By: /s/   Lucia Brannon
                                 ---------------------------------------
                                 Chairman, Plan Administrative Committee


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         IN WITNESS WHEREOF, the undersigned , being all of the members of the of the Read-Rite Corporation Employees 401(k) Retirement Savings Plan Committee have executed this written consent as of the 26th day of June, 1997.


                             By: /s/ Lucia Brannon
                                 ---------------------------------------
                             Lucia Brannon


                             By: /s/ Sherry McVicar
                                 ---------------------------------------
                             Sherry McVicar


                             By: /s/ Rex Jackson
                                 ---------------------------------------
                             Rex Jackson


                             By: /s/ John Kurtzweil
                                 ---------------------------------------
                             John Kurtzweil


                             By: /s/ Jack Peden
                                 ---------------------------------------
                             Jack Peden


                             By: /s/ Jane Conn
                                 ---------------------------------------
                             Jane Conn